Exhibit 10.38


                     SECOND AMENDMENT


          SECOND AMENDMENT (the "Second Amendment") dated as of December 1, 1994 to Purchase and Administration
Agreement dated as of October 1, 1990, as amended by a First Amendment dated as of February 15, 1994 (as amended, the "Purchase and Administration Agreement") among Retailer
Funding Corporation (the "Company"), Keyboard Acceptance
Corporation (formerly BPO Finance Corporation) (the
"Seller") and Baldwin Piano & Organ Company (the "Parent") to which General Electric Capital Corporation ("GECC") has joined as a consenting party. Except as otherwise defined herein, capitalized terms used herein and defined in the Purchase and Administration Agreement shall be used herein as so defined.

                   W I T N E S S E T H :
                   _ _ _ _ _ _ _ _ _ _

          WHEREAS, the Company, the Seller and the Parent have entered into the Purchase and Administration Agreement and now desire to amend certain of the provisions thereof:

          NOW, THEREFORE, it is agreed:

           1.  Section 101 of the Purchase and
Administration Agreement is hereby amended by deleting the definition of "Commitment" set forth therein and substituting in place therefor the following:

          "Commitment" shall mean the obligation of GECC to make Loans to the Company with respect to the Seller in a maximum outstanding principal amount equal to $77,000,000, as such amount may be terminated or reduced from time to time pursuant to Section
4.02 of the Liquidity Agreement.

           2.  The definition of "Wind-Down Date" in
Section 101 of the Purchase and Administration Agreement is hereby amended by deleting clause (iv) thereof and substituting in place therefor the following:

          "(iv) the first Settlement Date on which the Unpaid Balance of the Receivables exceeds $82,000,000."

           3. The Seller hereby confirms its obligation pursuant to Section 712 of the Purchase and Administration
Agreement to pay all reasonable costs and expenses incurred by the Company or GECC in connection with the preparation, execution and delivery of this Second Amendment, including but not limited to the reasonable fees and expenses of counsel to the Company and GECC and any rating agency charges in connection with this Second Amendment.

           4.  This Second Amendment is limited as
specified and shall not constitute a modification, acceptance or waiver of any other provision of the Purchase and Administration Agreement.

           5.  This Second Amendment shall become effective
(the "Amendment Effective Date") on the date on which the Company, the Seller, the Parent and GECC shall have each executed and delivered to the other a counterpart of this Second Amendment.

           6. From and after the Amendment Effective Date, all references to the Purchase and Administration Agreement in the Purchase and Administration Agreement, each of the other Company Documents and each of the Seller Documents shall be deemed to be references to the Purchase and Administration Agreement as amended hereby.

           7. This Second Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

           8. This Second Amendment and the rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of New York.

           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

                    RETAILER FUNDING CORPORATION



                    By    LANNHI TRAN
                       --------------------------------
                       Title:  Vice President


                    KEYBOARD ACCEPTANCE CORPORATION
                    (formerly BPO Finance Corporation)



                    By    HARRY F. FORBES, JR.
                       --------------------------------
                       Title:  Vice President


                    BALDWIN PIANO & ORGAN COMPANY



                    By    HARRY F. FORBES, JR.
                       --------------------------------
                       Title:  Vice President


Consented and agreed to:


GENERAL ELECTRIC CAPITAL CORPORATION,
  as Collateral Agent



By    DANIEL PORTER
   ---------------------------------
   Title: Vice President